LOANS (Details 1) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Loan payable to China Development Bank, interest at 6.1% annually, due by Feb 24, 2014, with collateral consisting of accounts receivables and guarantee from the Beijing Zhongguancun Sci-Tech Guaranty Co., Ltd.	$ 1,110,917	$ 1,587,100
Long-term loan due within one year	(476,107)	(476,138)
Long-term loan will be paid beyond one year	$ 634,810	$ 1,110,962